UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
May 20, 2004

INVESTOOLS INC.

Exact Name of Registrant as Specified in its Charter

DELAWARE	0-31226	76-0685039
State of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

5959 CORPORATE DRIVE, SUITE LL 250 HOUSTON, TEXAS		77036
Address of Principal Executive Offices		Zip Code

(281) 588-9700
Registrant’s telephone number, including area code

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.                                     Regulation FD Disclosure.

INVESTools is hereby furnishing information provided to investors as part of the Company’s investor relations activities, which information is posted on the Company’s corporate website in the Investor Relations section.  Such information is furnished as Exhibit 99.1 to this Current Report.

(c)                                  Exhibits

99.1                INVESTools Investor Presentation dated May 20, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTOOLS, INC.

	By:	/s/	Paul A. Helbling
Paul A. Helbling
Chief Financial Officer

Dated: May 20, 2004

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	INVESTools Investor Presentation dated May 20, 2004